SUMMARY PROSPECTUS | August 5, 2025

Virtus AlphaSimplex Global Macro ETF

(Ticker: ASGM)

a series of

VIRTUS ETF TRUST II

The Virtus AlphaSimplex Global Macro ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at www.virtusetfs.com.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated June 4, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Virtus AlphaSimplex Global Macro ETF (the “Fund”) seeks capital appreciation by pursuing long-term positive returns independent of market cycles.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.80%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[2]	0.06%
Total Annual Fund Operating Expenses	0.86%

(1)The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2)“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$90	$282

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized, and, as of the date of this Prospectus, has not had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGY

The Virtus AlphaSimplex Global Macro ETF attempts to participate in broad macroeconomic trends across global markets located in various countries including the United States, with the goal of outperforming typical long-only equity investments, including reducing drawdowns during protracted periods of stress. Macroeconomic trends represent larger themes at play across global economies and can include economic conditions such as growth, inflation, and or interest rate policy. It is an actively managed ETF.

AlphaSimplex Group, LLC (“AlphaSimplex”), the Fund’s sub-adviser, uses proprietary quantitative models designed to capitalize on technical and fundamental market behaviors and inefficiencies. The Fund seeks to achieve its investment objective by combining a “Futures Sleeve” and an “Equity Sleeve.” The Futures Sleeve comprises a variety of derivative instruments, including futures contracts, to achieve long and short exposures to global developed and emerging market equity and fixed-income securities, indices, currencies, and commodities. The Equity Sleeve is an actively managed portfolio that primarily consists of exchange traded funds designed to capture the total return of global equity markets. The Fund may also hold a significant portion of its assets in money market mutual funds and other short-term, high-quality investment-grade, U.S.-dollar denominated securities (the “Cash-Equivalent Portfolio”). The assets allocated to the Cash-Equivalent Portfolio are used primarily to serve as margin or collateral for the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity.

Futures Sleeve

The Futures Sleeve takes a systematic, quantitative approach that is designed to provide both capital appreciation and diversification. The Fund’s technical and fundamental models identify potential market inefficiencies and investment opportunities across global equity, fixed income, currency, and commodity markets. These models generate trading decisions based on either technical indicators or fundamental indicators. Technical indicators use signals that rely on trends in market prices, both in absolute and relative terms. Fundamental indicators utilize various macro-economic data meant to characterize the economic strength of various parts of different global economies. These can include measurements of growth, monetary policy decisions, sentiment, unemployment rates, manufacturing, global trade balances, as well as many others.

This component’s market exposures, which are expected to change over time, primarily include futures contracts across equities, fixed income, currencies, and commodities. The futures sleeve is designed to capture dynamic and time varying macro trends.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to gain its exposure to commodities and commodity-related derivatives by investing in a wholly owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The strategies and risks described herein for the Fund are therefore also applicable to the Subsidiary.

Equity Sleeve

The Equity Sleeve is an actively managed portfolio that primarily consists of exchange traded funds (ETFs) designed to capture the total return of global equity markets. The sleeve may also invest in equity index futures. These ETFs and equity indices may be of any market capitalization, sector, or geographic location. Under normal market conditions, the Fund intends to invest 30% to 70% of its total assets in the Equity Sleeve.. The equity sleeve will provide strategic equity exposure and is not designed to capture macro trends.

Cash-Equivalent Component

Under normal market conditions, it is expected that no more than 25% of the Fund’s total assets will be dedicated to initial and variation margin payments relating to the Fund’s derivative transactions, including those held by the Subsidiary. The gross notional value of the Fund’s derivative investments, however, will generally exceed 25% of the Fund’s total assets, and may significantly exceed the total value of the Fund’s assets. The Fund expects to invest a portion of its assets in money market instruments (specifically, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) and other short-term, high-quality investment-grade, U.S.-dollar denominated securities (such as bankers’ acceptances, certificates of deposit, commercial paper, loan participations, repurchase agreements and time deposits) (the “Cash-Equivalent Portfolio”). AlphaSimplex will determine the percentage of the Fund’s assets that will be invested in the Cash-Equivalent Portfolio at any time. The assets allocated to the Cash-Equivalent Portfolio will be used primarily to serve as margin or collateral for the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity.

The percentage amounts set forth above pertaining to investments in the Cash-Equivalent Portfolio and initial and variation margin payments are not investment restrictions and the Fund may deviate from those stated amounts from time to time depending upon market conditions and other factors.

The Fund may engage in active and frequent trading of securities and other instruments.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Risks of Investing in a Global Macro ETF. Investment in Shares of the Fund involves unique risks that may be different from those associated with investments in more traditional asset classes, including liquidity risk and the potential for amplified losses or gains.

Derivatives Risk. Derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.

Volatility Management Risk. The Fund’s actual or realized volatility may materially exceed its intended volatility profile, which would increase the risk of investing in the Fund. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and expose the Fund to additional costs.

Equity Securities Risk. The value of the stocks to which the Fund has exposure may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style of company may enhance that risk.

Fixed Income Securities Risks. Fixed income securities are subject to credit risk, interest rate risk, liquidity risk, maturity risk, yield curve risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. If the issuer of a fixed income security fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

•Interest Rate Risk. The values of fixed income securities may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

•Liquidity Risk. Debt securities may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market).

•Maturity Risk. The value of fixed income securities is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. Yield curve risk refers to the risk that changes in interest rates may affect yields of fixed-income securities differently for securities with different maturities. If the yield curve flattens, then the spread between long- and short-term yields narrows and if the yield curve steepens, then the spread between long-and short-term yields increases.

•Prepayment Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

Foreign Currency Transactions Risk. The Fund’s transactions with respect to foreign currency may not be successful or have the effect of limiting gains from favorable market movements.

Commodity and Commodity-linked Instruments Risk. Commodities and commodity-linked instruments will subject the Fund’s portfolio to greater volatility than investments in traditional securities, and will depend upon factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Commodity-linked instruments may experience returns different from the commodity they attempt to track and may also be exposed to counterparty risk.

Allocation Risk. If the Fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the Fund’s allocation is not optimal for market conditions at a given time, the Fund’s performance may suffer.

Counterparty Risk. There is risk that a party upon whom the Fund relies to complete a transaction will default.

Foreign Securities Risk. Having exposure to foreign securities subjects the Fund to additional risks such as tariff and global trade restrictions; increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. Additionally, to the extent that the reference assets of the Fund’s derivative investments trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of a reference asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Emerging Markets Investments Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Leverage Risk. When the Fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, the Fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the Fund’s value may increase.

Illiquid Securities Risk. Certain securities in which the Fund invests may be difficult to sell at a time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions.

Management Risk. AlphaSimplex’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The risks of investing in ETFs typically reflects the risks of the types of instruments in which the ETF invests. Also, the Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and it cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Cash Transactions Risk. The Fund expects that creations and redemptions may, at times, be effected primarily or entirely for cash, rather than primarily for in-kind securities. Accordingly, investments in Shares may be less tax-efficient than an investment in an ETF that generally distributes portfolio securities entirely in-kind.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

Market Risk. The value of the securities to which the Fund has exposure may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

U.S. Government Securities Risk. U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the Shares.

Non-U.S. Government Securities Risk. Non-U.S. government securities are subject to repayment and default risks. In addition, in the event of default, there may be no legal or bankruptcy process by which such defaulted government debt may be collected in whole or in part.

Active and Frequent Trading Risk. Active and frequent trading may result in high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains.

Quantitative Model Risk. Investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Short Sales Risk. Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

Cash-Equivalent Portfolio Risk. The Fund is not a “money market” fund and will not seek to maintain a stable net asset value (“NAV”). Accordingly, the value of the Cash-Equivalent Portfolio and the Shares may decrease.

Valuation Risk. This is the risk that the Fund has valued certain securities or positions at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads, and may be delisted if it does not meet certain conditions of the Exchange, which could negatively impact the value of the Fund.

PERFORMANCE INFORMATION

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Alternative Investment Advisers, LLC (the “Adviser”) is the Fund’s investment adviser. Virtus ETF Trust II (the “Trust”) and the Adviser have engaged AlphaSimplex Group, LLC (the “Sub-Adviser”) as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). The Sub-Adviser is an affiliate of the Adviser.

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations in 2025: Alexander D. Healy, Ph.D., Kathryn M. Kaminski, Ph.D., CAIA and Tansu Demirbilek.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.